\
                                                                    EXHIBIT 10.4

                                                                        PHASE IV

           ASSIGNMENT AND ASSUMPTION OF SECURITY DOCUMENTS, AMENDMENT
         TO MEMORANDUM OF LEASE (INCLUDING LEASE SUPPLEMENT NO. 1) AND
                     AMENDMENT TO MEMORANDUM OF GROUND LEASE

         This Assignment and Assumption of Security Documents, Amendment to Memorandum of Lease (including Lease Supplement No. 1) and Amendment to Memorandum of Ground Lease ("Agreement") is made as of the 30th day of September, 2003 by and among J.D. Edwards & Company, LLC, a Delaware limited liability company ("JDE LLC"), PeopleSoft, Inc., a Delaware corporation ("PeopleSoft") and Selco Service Corporation, an Ohio Corporation ("Selco").

I        Background

         1. On August 29, 2003, Jersey Acquisition Corporation, a Delaware corporation, merged with and into J.D. Edwards & Company, a Delaware corporation ("J.D. Edwards"), with J.D. Edwards being the surviving entity, and thereafter, J.D. Edwards merged with and into JDE LLC, which is wholly owned by PeopleSoft, with JDE LLC being the surviving entity.

         2. Selco and JDE LLC, as successor-in-interest to J.D. Edwards, are parties to that certain Off-Balance Sheet Lease Financing for J.D. Edwards & Company for the Acquisition and Construction of a Fourth Headquarters Building in Denver, Colorado (original closing date of November 10, 1998) ("Phase IV Financing").

         3. For purposes of this Agreement the term "Phase IV Financing Documents" shall mean all documents, instruments or agreements evidencing, securing or otherwise related to the Phase IV Financing, or creating or securing obligations of JDE LLC under the Phase IV Financing, including any amendments, modifications, renewals, increases, replacements or extensions thereof; including without limitation, all of the following documents, instruments or agreements that were recorded in the land records of Denver County, Colorado:

         (i) Ground Lease dated November 10, 1998 between JDE LLC and Selco; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101 ("Phase IV Ground Lease");

         (ii) Master Lease Agreement dated as of November 10, 1998 by and between Selco, as owner-lessor, and JDE LLC, as lessee, together with Lease Supplement No. 1 dated as of November 10, 1998; as amended by First Amendment to Master Lease Agreement and other Transaction

                  Documents dated February 22, 1999; as further amended by Amendment to Master Lease dated July 9, 1999; as further amended by Amendment No. 2 to Master Lease Agreement dated November 12, 1999; as further amended by Amendment to Definitions Appendix dated as of August 31, 2000; and as further amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101 (collectively, the Phase IV Master Lease");

         (iii) Memorandum of Ground Lease dated as of November 10, 1998 by and between JDE LLC and Selco and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188464; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101 (collectively, the "Phase IV Memorandum of Ground Lease");

         (iv) Memorandum of Lease (including Lease Supplement No. 1) dated as of November 10, 1998 by and between JDE LLC and Selco and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188465; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101 (collectively, the "Phase IV Memorandum of Lease");

         (v) Deed of Trust, Security Agreement and Fixture Financing Statement dated as of November 10, 1998 from JDE LLC to the Public Trustee in and for the City and County of Denver, Colorado, for the benefit of Selco, and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188463; as affected by Request to Release of Deed of Trust and Release recorded in the land records of Denver, Colorado on July 31, 2001 under Reception No. 2001125369 (collectively, the "Phase IV Deed of Trust");

         (vi) Lessee Collateral Assignment and Security Agreement in Respect of Contracts, Licenses and Permits dated as of November 10, 1998 from JDE LLC to Selco and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188470; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101;

         (vii) Recognition, Non-Disturbance and Attornment Agreement dated as of November 10, 1998 by and between JDE LLC and KeyBank National Association, a national banking association, as Agent for itself and other Lenders, and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188471; as amended by

                  Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101; and

         (viii) Subordination and Agreement Relative to Owner Deed of Trust dated as of November 10, 1998 from JDE LLC in favor of Selco and KeyBank National Association, a national banking association, as Agent for the Lenders and recorded in the land records of Denver, Colorado on November 10, 1998 under Reception No. 9800188466; as amended by Amendment of Ground Lease, Master Lease and Other Documents recorded in the land records of Denver, Colorado on July 11, 2001 under Reception No. 2001113101.

         4. On this date, JDE LLC has assigned to PeopleSoft and PeopleSoft has assumed from JDE LLC all of JDE LLC's rights and interest under the Phase IV Ground Lease, the Phase IV Master Lease, and the other Phase IV Financing Documents.

         5. On this date, PeopleSoft has assumed, all of JDE LLC's obligations and liabilities under the Phase IV Ground Lease, the Phase IV Master Lease and the other Phase IV Financing Documents, while JDE LLC also remains primarily liable thereunder as a principal and not as a surety.

         6. Selco, JDE LLC, PeopleSoft desire to enter into this Agreement for purposes of confirming, evidencing and effectuating such assignment and assumption.

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Selco, JDE LLC and PeopleSoft hereby agree as follows:

         (i) Assignment. JDE LLC hereby transfers, assigns and conveys to PeopleSoft all of JDE LLC's rights and interest in and to the Phase IV Financing Documents, including without limitation, all of JDE LLC's rights and interests under the Phase IV Ground Lease and the Phase IV Master Lease. Notwithstanding anything to the contrary herein, JDE LLC shall remain primarily liable under the Phase IV Financing Documents (as a principal and not as a surety).

         (ii) Assumption. PeopleSoft hereby accepts and assumes all such rights and interests assigned to it above and also hereby accepts and assumes all past, current liabilities and obligations, and joins in all representations, warranties and indemnities of JDE LLC, under the Phase IV Financing Documents, including without limitation, all liabilities and obligations under the Phase IV Deed of Trust. Notwithstanding anything to the contrary herein, the parties hereto agree and acknowledge that nothing set forth in this Agreement or in any of the other documents executed in connection herewith shall constitute a release of JDE LLC from any of its liabilities or obligations under the Phase IV Financing Documents, and that JDE LLC and PeopleSoft each shall be primarily liable thereunder as principals and not as sureties.

         (iii) JDE LLC has granted, conveyed, transferred, delivered, assigned and set over unto the Public Trustee in and for the City and County of Denver, Colorado as Trustee for the benefit of Selco, the property described in the Phase IV Deed of Trust. PeopleSoft hereby ratifies and confirms such grant, conveyance, transfer, delivery, assignment and setting over.

         (iv) As of the date of this Agreement, all references in the Phase IV Financing Documents to J.D. Edwards or JDE LLC, or other terms used therein which refer to J.D. Edwards or JDE LLC, shall be deemed to mean and refer to PeopleSoft.

         (v) The term "Lessee," as set forth in the Phase IV Memorandum of Lease, shall mean PeopleSoft.

         (vi) The term "Ground Landlord," as set forth in the Phase IV Memorandum of Ground Lease, shall mean PeopleSoft.

         (vii) Except as herein affected, the Phase IV Financing Documents and all covenants, agreements, terms and conditions thereof shall remain and continue in full force and effect and are hereby in all respects ratified and confirmed.

         (viii) The covenants, agreements, terms and conditions of this Agreement shall bind and inure to the benefit to the parties hereto and their respective permitted successors and assigns.

         (ix) This Agreement shall not be changed orally, but only by writing signed by the parties against whom enforcement thereof is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              J.D. EDWARDS & COMPANY, LLC, a
                                              Delaware limited liability company

                                              By: /s/ Anne S. Jordan
                                                  ------------------------------
                                                  Name: Anne S. Jordan
                                                  Duly Authorized

                                              PEOPLESOFT, INC., a Delaware
                                              corporation

                                              By: /s/ Anne S. Jordan
                                                 -------------------------------
                                                 Name: Anne S. Jordan
                                                 Duly Authorized

                                              SELCO SERVICE CORPORATION, an
                                              Ohio corporation

                                              By: /s/ Donald C. Davis
                                                  ------------------------------
                                                  Name: Donald C. Davis
                                                  Duly Authorized

         The following party hereby acknowledges the foregoing Agreement and the terms thereof:

                                              KEYBANK NATIONAL ASSOCIATION,
                                              individually and as agent

                                              By: /s/ Thomas A. Crandell
                                                  ------------------------------
                                                  Name: Thomas A. Crandell
                                                  Title: Senior Vice President

[notary acknowledgements omitted]